UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2019 (July 31, 2019)
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 31, 2019, Herc Holdings Inc. (“Herc Holdings”), Herc Rentals Inc. (“Herc”), Matthews Equipment Limited and certain other subsidiaries of Herc Holdings entered into a credit agreement with Bank of America, N.A., as agent, swingline lender and letter of credit issuer, Bank of America, N.A., JPMorgan Chase Bank N.A., Capital One, National Association, Wells Fargo Bank, National Association Bank of Montreal, Credit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, ING Capital LLC, MUFG Union Bank, N.A. and TD Bank, N.A., as co-syndication agents, and the other financial institutions party thereto from time to time, with respect to a new senior secured asset-based revolving credit facility (the “New ABL Credit Facility”), which refinances in full and replaces the existing asset-based credit facility entered into on June 30, 2016 among Herc, Citibank, N.A. and the other parties thereto (the “Prior ABL Credit Facility”) and related guarantee and collateral/security agreements.

Herc Holdings and Herc are initial U.S. borrowers under the New ABL Credit Facility and Matthews Equipment Limited is an initial Canadian borrower under the New ABL Credit Facility. On July 31, 2019, Herc Holdings borrowed $722.0 million under the New ABL Credit Facility and repaid all amounts outstanding under the Prior ABL Credit Facility. For a description of the material terms of the Prior ABL Credit Facility, see Note 9, "Debt" to the notes to our consolidated financial statements included in Part II, Item 8 "Financial Statements" and “Liquidity and Capital Resources” included in Part I, Item 7 "Management’s Discussion and Analysis of Financial Condition and Results of Operation" of our Annual Report on Form 10-K for the year ended December 31, 2018, which are incorporated by reference herein.

The New ABL Credit Facility provides (subject to availability under a borrowing base) for aggregate maximum borrowings of up to $1,750 million under a revolving loan facility.  Up to $250 million of the revolving loan facility is available for the issuance of letters of credit, subject to certain conditions including issuing lender participation.  Subject to the satisfaction of certain conditions and limitations, the New ABL Credit Facility allows for the addition of incremental revolving commitments and/or incremental term loans.

Maturity

The New ABL Credit Facility matures on July 31, 2024.

Guarantees; Collateral/Security

The obligations of each of the borrowers under the New ABL Credit Facility are guaranteed by each of Herc Holdings’ direct and indirect U.S. and Canadian subsidiaries, with certain exceptions, including special purpose securitization subsidiaries. The obligations of the borrowers under the New ABL Credit Facility and the guarantees thereof are secured by security interests in substantially all of the assets of each borrower and guarantor, including pledges of all the capital stock of all of their direct subsidiaries, with certain exceptions. The liens securing the New ABL Credit Facility are subject to certain exceptions.  Also, subject to certain limitations and conditions, the New ABL Credit Facility permits the incurrence of future secured debt on a basis either pari passu with, or subordinated to, the liens securing the New ABL Credit Facility.

Interest

The interest rates applicable to any loans under the New ABL Credit Facility will be based, at the option of the borrowers, on (x) a floating rate based on LIBOR (for loans denominated in U.S. dollars) or CDOR (for loans denominated in Canadian dollars) plus an initial margin of 1.50% per annum or (y) a base rate plus an initial margin of 0.50%, in each case, where margin is adjusted under the New ABL Credit Facility based on the quarterly average excess availability under the New ABL Credit Facility.

Covenants

The New ABL Credit Facility contains a number of covenants that, among other things, limit or restrict the ability of the borrowers and their subsidiaries to incur additional indebtedness, prepay other indebtedness, make dividends and other restricted payments, create or incur liens, make acquisitions and other investments, engage in mergers, consolidations or sales of assets, engage in certain transactions with affiliates, and enter into certain restrictive agreements limiting the ability to create or incur liens.  In addition, under the New ABL Credit Facility, upon excess availability falling below certain levels, the borrowers will be required to comply with a minimum fixed charge coverage ratio of no less than 1.00:1.00.

Events of Default

The New ABL Credit Facility provides that the occurrence of any of the following events will constitute an event of default: payment default, breach of representation or warranty, covenant breach, cross default to other material indebtedness, certain bankruptcy events, dissolution, invalidity of the credit agreement or any intercreditor agreement (if any), judgment in excess of a certain monetary threshold, any security or guarantee documents cease to be in effect, an ERISA event, pension event or a change of control. Upon the occurrence and during the continuation of an event of default, the agent may exercise remedies on behalf of the lenders, including accelerating the repayment of outstanding loans under the New ABL Credit Facility.

The foregoing description of the New ABL Credit Facility and the guarantee and collateral/security agreements is a summary and is qualified in its entirety by reference to the complete terms and conditions of the New ABL Credit Facility and the guarantee and collateral/security agreements, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 relating to the New ABL Credit Facility is contained in Item 1.01 of this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
10.1
ABL Credit Agreement, dated as of July 31, 2019, among Herc Holdings Inc., Herc Rentals Inc., Matthews Equipment Limited, certain other subsidiaries of Herc Holdings Inc., Bank of America, N.A., as agent, swingline lender and letter of credit issuer, Bank of America, N.A., JPMorgan Chase Bank N.A., Capital One, National Association, Wells Fargo Bank, National Association Bank of Montreal, Credit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA, ING Capital LLC, MUFG Union Bank, N.A. and TD Bank, N.A., and the other financial institutions party thereto from time to time.

10.2	U.S. Guarantee and Collateral Agreement, dated as of July 31, 2019, made by Herc Holdings Inc. and certain of its subsidiaries from time to time in favor of Bank of America, N.A., as agent.
10.3
Canadian Guarantee and Collateral Agreement, dated as of July 31, 2019, made by Matthews Equipment Limited and certain of its subsidiaries from time to time in favour of Bank of America, N.A., as agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ MARK IRION
Name:	Mark Irion
Title:	Senior Vice President and Chief Financial Officer
Date:  July 31, 2019

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